UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 7, 2005
PARTY CITY CORPORATION
(Exact name of Registrant as Specified in Chapter)

Delaware	0-27826	22-3033692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Commons Way, Rockaway, NJ (Address of Principal Executive Offices)	07866 (Zip Code)
Registrant’s telephone number, including area code: (973) 983-0888
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On December 7, 2005, Party City Corporation (the “Company”) issued a press release announcing that the stockholders of the Company voted to adopt the Agreement and Plan of Merger, dated as of September 26, 2005 (as amended, the “Merger Agreement”), by and among the Company, Amscan Holdings, Inc., a Delaware corporation (“Parent”), and BWP Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent at the Company’s special meeting of stockholders.
     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
     A list of exhibits is set forth in the Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2005	PARTY CITY CORPORATION

By:	/s/ Gregg A. Melnick
	Name:	Gregg A. Melnick
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated December 7, 2005